Investments	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
INVESTMENTS
INVESTMENTS

The carrying value of short-term and long-term investments consists of the following:

	As of December 31,
	2011	2010
In millions
Equity method investments	$25.8	$46.1
Equity investments at cost	12.5	23.1
Items measured at fair value on a recurring basis	16.2	41.1
Time deposits	0.3	0.1
Total investments	54.8	110.4
Less: short-term investments	0.3	0.1
Non-current investments	$54.5	$110.3

Equity Method Investments

We have made investments in our equity method investments, which are primarily joint ventures, totaling $46.4 million during the year ended December 31, 2011. Generally, these investments are designed to create additional solar wafer manufacturing capacity. Our aggregate remaining contractual investment commitments to our joint ventures as of December 31, 2011 is up to an additional $178.9 million. The contracts governing these joint ventures generally do not have any specific time frames for these future investments, however, we expect to fund approximately $107.0 million of these commitments in 2012.

In the fourth quarter of 2011, we recorded impairment charges totaling $67.3 million on our equity method investments, primarily our joint venture with Zhenjiang Huantai discussed below, due to solar market conditions (see Note 3).
Meike Joint Venture
In May 2010, we entered into an equity method joint venture with Zhenjiang Huantai Science and Technology Co. Ltd.(formerly Jiangsu Huantai Group Co. Ltd.) for the manufacture of multicrystalline ingots and wafers in Yangzhong City, Jiangsu Province, China. During 2011, we made an equity contribution of $17.8 million and provided a short-term loan of $3.1 million to Meike for working capital requirements. Due to current solar market conditions, we recorded an impairment charge of $52.1 million related to the joint venture's long-lived assets during the three month period ending December 31, 2011. Our total equity investment balance in Meike was $7.0 million and $36.9 million at December 31, 2011 and December 31, 2010, respectively.

Samsung Fine Chemicals Joint Venture
In February 2011, we entered into an equity method joint venture with Samsung Fine Chemicals Co. Ltd. (the "SMP JV") for the construction and operation of a new facility to produce high purity polysilicon in Ulsan, South Korea. The SMP JV will manufacture and supply polysilicon to us and to international markets. MEMC Singapore Pte. Ltd.'s. ownership interest in the joint venture is 50% and Samsung Fine Chemicals Co. Ltd owns the other 50%. During the second quarter of 2011, we invested $13.8 million in the joint venture. Our total cash commitments, inclusive of the $13.8 million invested thus far, are expected to be approximately $175.0 million through 2013. We expect to fund $107.0 million of our commitments in 2012.

In September 2011, the Company executed a Supply and License Agreement with the SMP JV under which MEMC will license and sell to the joint venture certain technology and related equipment used for producing polysilicon. The Company will receive proceeds under the Supply and License Agreement based on certain milestones being achieved throughout the construction, installation and testing of the equipment, which is expected to occur primarily over the next 24 months. Proceeds received from the SMP JV under the Supply and License Agreement will be recorded as a reduction in our basis in the SMP JV investment and to the extent that our basis in the investment is zero, the remaining proceeds received will be recorded as a long-term liability. To the extent the total cash proceeds received exceed the sum of our cost basis in the equipment plus our capital contributions to the SMP JV, and when we have no remaining performance obligations, a net gain would be recognized on the transaction. We received cash deposits under the Supply and License Agreement during each of the third and fourth quarters of 2011. These deposits exceeded our investment and were recorded as a reduction in our equity method investment balance with the excess of $68.2 million recorded as a long-term customer deposit. The cash received is recorded as an investing inflow within the consolidated statement of cash flows. As of December 31, 2011, our investment balance in the SMP JV was $0.

Equity Investments at Cost

During the three month period ending December 31, 2011, we recorded an other-than-temporary impairment charge of $11.6 million associated with one of our cost method investments. The impairment was a result of the length and severity of a fair value decline below our cost basis, with no turnaround in the foreseeable future. See Note 3 for further discussions on impairments. We have assessed and determined that there have been no other events or circumstances that had a material adverse effect on our other cost method investments during this period.
Investments Recorded at Fair Value
At December 31, 2011, we held an investment in equity securities of a customer’s common stock, Gintech Energy Corporation ("Gintech"), acquired in connection with the execution of a long-term supply agreement. This investment is accounted for at fair value, is classified as a long-term available-for-sale investment and has a cost basis of $12.4 million.
As of December 31, 2009, we held $174.8 million in fixed income funds and a portfolio of asset-backed, mortgage-backed and corporate debt securities. During 2010, we sold these investments and recorded a net gain of $5.0 million.